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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): September 23, 1999





                  BEAR STEARNS ASSET BACKED SECURITIES, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                  333-09532                13-3836437
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(State or Other Jurisdiction       (Commission            (I.R.S. Employer
     of Incorporation)              File Number)         Identification No.)



  245 Park Avenue
  New York, New York                                       10167
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(Address of Principal                                    (Zip Code)
  Executive Offices)

Registrant's telephone number, including area code (212) 272-4095
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Item 5.  Other Events.
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Filing of Computational Materials
---------------------------------

         In connection with the proposed offering of the GMACM Loan Trust 1999-HLTV1 Loan-Backed Term Notes, Series 1999-HLTV1 (the "Notes"), Bear, Stearns & Co. Inc., as representative of the underwriters (the "Representative"), has prepared certain materials (the "Series Term Sheet" including the "Computational Materials") for distribution to potential investors. Although Bear Stearns Asset Backed Securities, Inc. (the "Company") provided the Representative with certain information regarding the characteristics of the home equity loans (the "Home Equity Loans") in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

         For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to the Notes, any of the following: yield; average life; duration, expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Series Term Sheet including Computational Materials listed as Exhibit 99.1 hereto are filed on Form SE dated September 22, 1999.



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Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1 Series Term Sheet including Computational Materials, filed on Form SE dated September 22, 1999.



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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BEAR STEARNS ASSET BACKED
                                             SECURITIES, INC.



                                           By:     /s/ Jonathan Lieberman
                                                -----------------------------
                                                    Jonathan Lieberman
                                                    Authorized Signatory



Dated:  September 23, 1999




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                                 Exhibit Index
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Exhibit
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99.1              Series Term Sheet including Computational Materials, filed on Form SE dated September 22, 1999





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                                 Exhibit 99.1
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